Exhibit 99.1

FOR IMMEDIATE RELEASE

Provident Financial Services, Inc. and Lakeland Bancorp, Inc.

to Combine to Create

New Jersey’s Premier Super-Community Banking Franchise

Creates top-tier New Jersey / Tri-State area super-community bank with significant scale

Like-minded institutions that have shared visions, values, and a deep commitment to employees, customers and the community

Strong capital base, low credit risk profile and experienced leadership team with M&A integration expertise provide significant advantages to navigate through the current economic environment

Iselin and Oak Ridge, New Jersey, September 27, 2022 – Provident Financial Services, Inc. (NYSE: PFS) (“Provident”), the parent company of Provident Bank, and Lakeland Bancorp, Inc. (Nasdaq: LBAI) (“Lakeland”), the parent company of Lakeland Bank, today announced that they have entered into a definitive merger agreement pursuant to which the companies will combine in an all-stock merger, valued at approximately $1.3 billion. The merger combines two complementary banking platforms to create New Jersey’s preeminent super-community bank. The combined company will have more than $25 billion in assets and $20 billion in total deposits.

“We are excited to announce this transformational combination of two amazing organizations. The scale and profitability of the combined organization will enable us to invest in the future, better compete for market share, and better serve our customers and communities. We bring together a diverse group of employees who are committed to delivering exceptional service to our customers and the communities we serve,” said Anthony Labozzetta, President and Chief Executive Officer of Provident. “It is particularly gratifying to embark on this journey with our colleagues on the Lakeland team and Tom Shara, whom we have held in high regard for many years.”

“As two of New Jersey’s most respected banks that nearly mirror each other in our shared cultures and missions to support and deliver to our customers, communities and shareholders, we are thrilled that we’re combining our talented teams,” said Thomas J. Shara, Lakeland’s President and CEO. “The combination of our companies will allow us to achieve substantially more for our clients, associates, communities, and shareholders than we could alone. I have tremendous respect for Tony Labozzetta, Chris Martin, Provident’s management team and associates. We will continue to build upon and leverage our combined strengths as we focus on the future together.”

Chris Martin, Executive Chairman of Provident added: “Lakeland’s board of directors and executive leadership are fully aligned with Provident’s vision, values and culture. Both companies provide best in class products and services to their customers. We are confident that this strategic combination and the resulting strong pro forma financial performance, synergies and experienced management team will deliver on our commitment to providing superior long-term shareholder returns.”

Strategic Benefits of the Merger

Enhances Scale and Builds Upon Complementary Strengths: The combined company will be strategically positioned to benefit from enhanced scale and improved opportunities for growth and profitability. While the transaction fortifies Provident and Lakeland’s positions as leading players in the Tri-State commercial real estate market, Provident’s two ancillary fee-based business lines in insurance and wealth management and Lakeland’s growing asset-based lending and equipment lease financing provide opportunities for additional growth and relationship expansion. Both Provident and Lakeland have extensive experience successfully integrating with merger partners, and both are intensely focused on ensuring a smooth integration.

Creates a Bank with a Significant New Jersey Banking Presence: The combined company will have approximately 4% of all bank deposits in New Jersey, which represents the second largest share of New Jersey bank deposits for institutions with less than $100 billion in assets. Its enhanced branch footprint in attractive Northern and Central New Jersey and strong capital base will allow the combined company to better serve the needs of small-to-mid-sized businesses. The combined company will further strengthen its deep commitment to and extensive skillset in commercial lending.

Financially Compelling: Pro forma calculations with respect to the combined company indicate 2024 GAAP earnings per share accretion of approximately 24% or 9% with and without purchase accounting interest rate marks, respectively. The transaction is approximately 17% (3.6 year earnback) or 4% (1.7 year earnback) dilutive to tangible book value with and without purchase accounting interest rate marks, respectively. Management believes that conservative and achievable cost savings, projected to be approximately 35% of Lakeland’s expense base, will drive strong financial metrics, material capital generation and tangible book value per share growth. The transaction results in an internal rate of return of approximately 20%.

Transaction Details

Under the terms of the merger agreement, which was unanimously approved by the boards of directors of both companies, Lakeland will merge with and into Provident, with Provident as the surviving corporation, and Lakeland Bank will merge with and into Provident Bank, with Provident Bank as the surviving bank. Following the closing of the transaction, Lakeland shareholders will receive 0.8319 shares of Provident common stock for each share of Lakeland common stock they own. Upon completion of the transaction, which is subject to both Provident and Lakeland shareholder approval, Provident shareholders will own 58% and Lakeland shareholders will own 42% of the combined company.

Name, Branding and Headquarters

The combined company will operate under the “Provident Financial Services, Inc.” name and the combined bank will operate under the “Provident Bank” name.

The administrative headquarters of the combined company will be located in Iselin, New Jersey.

The combined company will trade under the Provident ticker symbol “PFS” on the New York Stock Exchange.

Governance and Leadership

The combined company’s board of directors will have sixteen directors, consisting of nine directors from Provident and seven directors from Lakeland.

•	Christopher Martin, Provident’s current Executive Chairman, will continue to serve as Executive Chairman of the combined company board of directors

•	Thomas Shara Jr., Lakeland’s current President, Chief Executive Officer and director, will serve as Executive Vice Chairman of the combined company board of directors

•	Anthony Labozzetta, a current director of Provident, will continue to serve as a director of the combined company

•	A Provident board representative will serve as the independent lead director of the combined company board of directors

The combined company will be led by a well-respected management team that is comprised of individuals with significant financial services and M&A integration experience.

•	Anthony Labozzetta, Provident’s current President and Chief Executive Officer, will continue to serve in that role in the combined company

•	Thomas Lyons, Provident’s current Senior Executive Vice President and Chief Financial Officer, will continue to serve in that role in the combined company

•	The remainder of the executive team will draw from both Provident and Lakeland

Timing and Approvals

The merger is expected to close in the second quarter of 2023, subject to satisfaction of customary closing conditions, including receipt of customary regulatory approvals and approval by the shareholders of each company.

Advisors

Piper Sandler Companies is acting as financial advisor, and has rendered a fairness opinion to the board of directors of Provident. Sullivan & Cromwell LLP is serving as legal counsel to Provident. Keefe, Bruyette & Woods, A Stifel Company is acting as financial advisor, and has rendered a fairness opinion to the board of directors of Lakeland. Luse Gorman, PC is serving as legal counsel to Lakeland.

Joint Conference Call and Webcast Details

Provident and Lakeland will conduct a live conference call and webcast to discuss the transaction at 8:30 AM Eastern Time on September 27, 2022. To listen to the live call, please dial 1-833-927-1758 (United States Toll Free), 1-844-200-6205 (United States Local), 1-833-950-0062 (Canada Toll Free), 1-226-828-7575 (Canada Local), or 1-929-526-1599 (All other locations). Speakers will need to enter speaker access code (587268) before being met by a live operator. Internet access to the call is also available at provident.bank by going to Investor Relations and clicking on “Webcast” and upon dialing in, request to be joined into the “Provident Financial and Lakeland Bancorp Merger Announcement” call with the conference operator. The webcast, along with related slides, will be available on both the Provident website (www.provident.bank) and the Lakeland website (www.lakelandbank.com).

A replay of the conference call will be available on the websites listed above. You may also access a replay of the call beginning at 12:00 noon (ET) on September 27, 2022 until 9:00 a.m. (ET) on October 11, 2022, by dialing:

US (Local):	1-929-458-6194
US Toll Free:	1-866-813-9403
Canada:	1-226-828-7578
All other locations:	+44 204 525 0658
Access Code:	224923

The call will also be archived on the Company’s website for a period of one year.

About Provident Financial Services, Inc.

Provident Financial Services, Inc. is the holding company for Provident Bank, a community-oriented bank offering “commitment you can count on” since 1839. Provident Bank provides a comprehensive array of financial products and services through its network of branches throughout northern and central New Jersey, as well as Bucks, Lehigh and Northampton counties in Pennsylvania and Queens and Nassau counties, New York. The Bank also provides fiduciary and wealth management services through its wholly owned subsidiary, Beacon Trust Company and insurance services through its wholly owned subsidiary, Provident Protection Plus, Inc.

About Lakeland Bancorp, Inc.

Lakeland Bank is the wholly-owned subsidiary of Lakeland Bancorp, Inc. (NASDAQ:LBAI), which had $10.4 billion in total assets at June 30, 2022. With an extensive branch network and commercial lending centers throughout New Jersey and Highland Mills, New York, Lakeland Bank offers business and retail banking products and services. Business services include commercial loans and lines of credit, commercial real estate loans, loans for healthcare services, asset-based lending, equipment financing, small business loans and lines and cash management services. Consumer services include online and mobile banking, home equity loans and lines, mortgage options and wealth management solutions. Lakeland is proud to be recognized as New Jersey’s Best-In State-Bank by Forbes and Statista for the fourth consecutive year, Best Banks to Work For by American Banker, rated a 5-Star Bank by Bauer Financial and named one of New Jersey’s 50 Fastest Growing Companies by NJBIZ.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to Provident’s and Lakeland’s beliefs, goals, intentions, and expectations regarding the proposed transaction, revenues, earnings, earnings per share, loan production, asset quality, and capital levels, among other matters; our estimates of future costs and benefits of the actions we may take; our assessments of probable losses on loans; our assessments of interest rate and other market risks; our ability to achieve our financial and other strategic goals; the expected timing of completion of the proposed transaction; the expected cost savings, synergies and other anticipated benefits from the proposed transaction; and other statements that are not historical facts.

Forward-looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “should,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. These forward-looking statements include, without limitation, those relating to the terms, timing and closing of the proposed transaction.

Additionally, forward-looking statements speak only as of the date they are made; Provident and Lakeland do not assume any duty, and do not undertake, to update such forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Furthermore, because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those indicated in such forward-looking statements as a result of a variety of factors, many of which are beyond the control of Provident and Lakeland. Such statements are based upon the current beliefs and expectations of the management of Provident and Lakeland and are subject to significant risks and uncertainties outside of the control of the parties. Caution should be exercised against placing undue reliance on forward-looking statements. The factors that could cause actual results to differ materially include the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between Provident and Lakeland; the outcome of any legal proceedings that may be instituted against Provident or Lakeland; the possibility that the proposed transaction will not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated (and the risk that required regulatory approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction); the ability of Provident and Lakeland to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of either or both parties to the proposed transaction; the possibility that the anticipated benefits of the proposed transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Provident and Lakeland do business; certain restrictions during the pendency of the proposed transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all and to successfully integrate Lakeland’s operations and those of Provident; such integration may be more difficult, time consuming or costly than expected; revenues following the proposed transaction may be lower than expected; Provident’s and Lakeland’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; the dilution caused by Provident’s issuance of additional shares of its capital stock in connection with the proposed transaction; effects of the announcement, pendency or completion of the proposed transaction on the ability of Provident and Lakeland to retain customers and retain and hire key personnel and maintain relationships with their suppliers, and on their operating results and businesses generally; and risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction and other factors that may affect future results of Provident and Lakeland; uncertainty as to the extent of the duration, scope, and impacts of the COVID-19 pandemic on Provident, Lakeland and the proposed transaction; and the other factors discussed in the “Risk Factors” section of each of Provident’s and Lakeland’s Annual Report on Form 10-K for the year ended December 31, 2021, in the “Risk Factors” and ”Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of each of Provident’s and Lakeland’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, and other reports Provident and Lakeland file with the U.S. Securities and Exchange Commission (the “SEC”).

Additional Information and Where to Find It

In connection with the proposed transaction, Provident will file a registration statement on Form S-4 with the SEC. The registration statement will include a joint proxy statement of Provident and Lakeland, which also constitutes a prospectus of Provident, that will be sent to stockholders of Provident and shareholders of Lakeland seeking certain approvals related to the proposed transaction.

The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS AND SECURITY HOLDERS OF PROVIDENT AND LAKELAND AND THEIR RESPECTIVE AFFILIATES ARE URGED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS TO BE INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PROVIDENT, LAKELAND AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain a free copy of the registration statement, including the joint proxy statement/prospectus, as well as other relevant documents filed with the SEC containing information about Provident and Lakeland, without charge, at the SEC’s website (http://www.sec.gov). Copies of documents filed with the SEC by Provident will be made available free of charge in the “SEC Filings” section of Provident’s website, https://investorrelations.provident.bank/, under the heading “SEC Filings.” Copies of documents filed with the SEC by Lakeland will be made available free of charge in the “Investor Relations” section of Lakeland’s website, https://investorrelations.lakelandbank.com/, under the heading “Documents.”

Participants in Solicitation

Provident, Lakeland, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction under the rules of the SEC. Information regarding Provident’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on March 18, 2022, and certain other documents filed by Provident with the SEC. Information regarding Lakeland’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on April 7, 2022, and certain other documents filed by Lakeland with the SEC. Other information regarding the participants in the solicitation of proxies in respect of the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC. Free copies of these documents, when available, may be obtained as described in the preceding paragraph.

Provident Financial Services, Inc.

Investor Relations Contact:

Thomas Lyons

SEVP & Chief Financial Officer

(732) 590-9348

Lakeland Bancorp, Inc.

Investor Relations Contacts:

Thomas J. Shara

President & Chief Executive Officer

(973) 697-2000

Thomas F. Splaine

EVP & Chief Financial Officer

(973) 697-2000